This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE3
                                   ALL RECORDS

TABLE OF CONTENTS

1. FICO and LTV
2. LTV and DTI
3. DTI and FICO
4. Limited Stated Doc and FICO
5. IO Loans

1. FICO AND LTV

--------------------------------------------------------------------------------------------------------------------
                     WTD AVG      PERCENT OF
                     CURRENT       CURRENT    WTD AVG                 WTD AVG    WTD AVG     WTD AVG
FICO AND LTV         BALANCE       BALANCE      GWAC       % MI        FICO        DTI         LTV       % SFR
--------------------------------------------------------------------------------------------------------------------
500-524 and > 65    158,045.66        4.88      8.701        0.00         512      40.70       77.55      87.20
--------------------------------------------------------------------------------------------------------------------
525-549 and > 65    153,733.66           7      8.356        0.00         538      40.81       79.27      88.80
--------------------------------------------------------------------------------------------------------------------
550-574 and > 65    149,983.36         8.1      7.933        0.00         561      40.38       81.97      79.79
--------------------------------------------------------------------------------------------------------------------
575-599 and > 70    161,301.81        9.71      7.763        0.00         588      41.04       85.32      86.57
--------------------------------------------------------------------------------------------------------------------
600-624 and > 70    170,043.29       11.52      7.383        0.00         612      40.55       86.58      80.95
--------------------------------------------------------------------------------------------------------------------
625-649 and > 70    184,768.27       15.23      7.140        2.66         636      40.56       86.40      72.58
--------------------------------------------------------------------------------------------------------------------
650-674 and > 80    163,095.77        6.23      7.281        2.34         661      41.35       92.52      78.78
--------------------------------------------------------------------------------------------------------------------
675-699 and > 80    185,426.94        4.19      7.080        3.91         687      40.25       91.88      69.34
--------------------------------------------------------------------------------------------------------------------
700-724 and > 80    193,594.06         2.3      6.978        3.36         709      41.92       92.25      73.53
--------------------------------------------------------------------------------------------------------------------
725-749 and > 85    183,781.74        1.07      7.128        7.25         736      42.39       94.76      79.89
--------------------------------------------------------------------------------------------------------------------
750-774 and > 85    156,926.71        0.56      6.832        2.98         759      37.74       93.31      52.07
--------------------------------------------------------------------------------------------------------------------
775-799 and > 85    101,218.16         0.1      7.375        0.00         784      45.43       92.01      87.22
--------------------------------------------------------------------------------------------------------------------
>=800 and > 85      125,703.31        0.02      7.250        0.00         807      35.83       90.00     100.00
--------------------------------------------------------------------------------------------------------------------
Other               186,951.37       29.09      6.705        0.22         657      39.89       69.18      73.32
--------------------------------------------------------------------------------------------------------------------
TOTAL:              172,533.91         100      7.328        0.95         623      40.50       80.90      77.81
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                % OWNER                           % STATED
FICO AND LTV        % PUD          OCC    % FULL DOC  % LTD DOC      DOC     % INT ONLY     % CA       % NY        % FL
-----------------------------------------------------------------------------------------------------------------------
500-524 and > 65      4.92      98.61       67.47       6.02       26.51        1.34      45.98        6.46      10.53
-----------------------------------------------------------------------------------------------------------------------
525-549 and > 65      6.20      99.04       76.41       1.55       22.04        1.58      43.41        2.94       8.71
-----------------------------------------------------------------------------------------------------------------------
550-574 and > 65      8.65      97.33       66.31       4.87       28.81        2.27      37.52        4.09      11.51
-----------------------------------------------------------------------------------------------------------------------
575-599 and > 70      5.78      95.85       66.37       5.08       28.55        3.73      31.96        3.43      12.16
-----------------------------------------------------------------------------------------------------------------------
600-624 and > 70      9.94      96.17       64.35       2.74       32.92       13.19      42.28        4.73      11.33
-----------------------------------------------------------------------------------------------------------------------
625-649 and > 70      9.54      94.43       42.04       4.15       53.81       13.49      39.63        9.95      13.16
-----------------------------------------------------------------------------------------------------------------------
650-674 and > 80      7.58      91.03       52.68       7.70       39.62       11.77      40.32        6.56      13.47
-----------------------------------------------------------------------------------------------------------------------
675-699 and > 80     12.44      83.93       44.86       9.67       45.47       14.72      48.92       11.19       8.10
-----------------------------------------------------------------------------------------------------------------------
700-724 and > 80      7.26      90.99       53.02       0.00       46.98        8.00      54.56        8.29       9.09
-----------------------------------------------------------------------------------------------------------------------
725-749 and > 85      0.00      79.12       42.20       0.00       57.80       14.61      23.83       21.75      26.76
-----------------------------------------------------------------------------------------------------------------------
750-774 and > 85      4.57      90.33       48.81       0.00       51.19        4.08      53.07        4.45       9.54
-----------------------------------------------------------------------------------------------------------------------
775-799 and > 85      0.00      78.66       19.44       0.00       80.56        0.00      59.22        8.55      32.22
-----------------------------------------------------------------------------------------------------------------------
>=800 and > 85        0.00       0.00      100.00       0.00        0.00        0.00       0.00        0.00       0.00
-----------------------------------------------------------------------------------------------------------------------
Other                 6.34      90.53       41.38       4.12       54.49       17.65      56.74        9.90       8.09
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                7.56      93.44       53.46       4.32       42.22       11.14      45.26        7.46      10.66
-----------------------------------------------------------------------------------------------------------------------

2. LTV AND DTI

-----------------------------------------------------------------------------------------------------------------------------
                     WTD AVG   PERCENT OF
                     CURRENT     CURRENT    WTD AVG                 WTD AVG    WTD AVG     WTD AVG
LTV AND DTI           BALANCE    BALANCE      GWAC       % MI        FICO        DTI         LTV       % SFR        % PUD
-----------------------------------------------------------------------------------------------------------------------------
60-64 and > 50      243,829.70        0.46      6.864        0.00         581      55.75       63.21      97.13       0.00
-----------------------------------------------------------------------------------------------------------------------------
65-69 and > 50      188,845.86        0.25      7.722        0.00         569      51.73       67.59      81.24       0.00
-----------------------------------------------------------------------------------------------------------------------------
70-74 and > 50      207,689.89        0.78      6.944        0.00         600      52.51       72.24      74.36       8.45
-----------------------------------------------------------------------------------------------------------------------------
75-79 and > 50      216,195.52        1.06      7.044        0.00         610      52.43       77.23      93.60       0.00
-----------------------------------------------------------------------------------------------------------------------------
80-84 and > 50      193,715.66        1.75      7.188        0.00         622      53.68       80.65      80.09       4.96
-----------------------------------------------------------------------------------------------------------------------------
85-89 and > 50      183,547.59        0.90      7.783        0.00         583      53.90       86.58      74.31      10.72
-----------------------------------------------------------------------------------------------------------------------------
90-94 and > 50      232,244.98        1.79      7.691        0.71         607      52.21       90.34      74.21      11.72
-----------------------------------------------------------------------------------------------------------------------------
95-99 and > 50      190,637.98        0.54      7.723        0.00         652      52.65       95.00      84.91       6.95
-----------------------------------------------------------------------------------------------------------------------------
>=100 and > 50      138,605.75        0.26      8.300        0.00         658      51.71      100.00      85.42       2.00
-----------------------------------------------------------------------------------------------------------------------------
Other               170,327.11       92.21      7.322        1.02         624      39.41       80.76      77.55       7.66
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:              172,533.91      100.00      7.328        0.95         623      40.50       80.90      77.81       7.56
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                   % OWNER                           % STATED
LTV AND DTI           OCC    % FULL DOC  % LTD DOC      DOC     % INT ONLY     % CA       % NY        % FL
--------------------------------------------------------------------------------------------------------------
60-64 and > 50         91.00       90.68       0.00        9.32        0.00      58.82        9.53      12.72
--------------------------------------------------------------------------------------------------------------
65-69 and > 50        100.00       33.49      15.07       51.44        0.00      55.25       22.95       0.00
--------------------------------------------------------------------------------------------------------------
70-74 and > 50         93.77       68.60       6.66       24.73        0.00      72.86        5.04       8.45
--------------------------------------------------------------------------------------------------------------
75-79 and > 50         90.35       75.79       1.90       22.31       12.10      51.27        6.40       5.88
--------------------------------------------------------------------------------------------------------------
80-84 and > 50         92.50       60.90       4.40       34.70       16.07      32.38       16.29      11.51
--------------------------------------------------------------------------------------------------------------
85-89 and > 50         90.90       81.24       8.52       10.24        4.44      38.76        1.53       9.88
--------------------------------------------------------------------------------------------------------------
90-94 and > 50         97.26       74.57       5.32       20.10        8.11      43.42        5.47      12.84
--------------------------------------------------------------------------------------------------------------
95-99 and > 50        100.00       32.00      14.30       53.70       16.48      43.21        3.45       5.96
--------------------------------------------------------------------------------------------------------------
>=100 and > 50        100.00       55.10      23.87       21.03        0.00      23.87        6.33       0.00
--------------------------------------------------------------------------------------------------------------
Other                  93.38       52.24       4.15       43.61       11.35      45.28        7.40      10.75
--------------------------------------------------------------------------------------------------------------
TOTAL:                 93.44       53.46       4.32       42.22       11.14      45.26        7.46      10.66
--------------------------------------------------------------------------------------------------------------


3. DTI AND FICO

------------------------------------------------------------------------------------------------------------------
                     WTD AVG   PERCENT OF
                     CURRENT     CURRENT    WTD AVG                 WTD AVG    WTD AVG     WTD AVG
DTI AND FICO          BALANCE    BALANCE      GWAC       % MI        FICO        DTI         LTV       % SFR
------------------------------------------------------------------------------------------------------------------
20-24 and < 525     126,618.77        0.24      8.899        0.00         512      23.31       71.13      63.41
------------------------------------------------------------------------------------------------------------------
25-29 and < 550     141,593.59        1.04      8.386        0.00         528      27.77       70.55      87.36
------------------------------------------------------------------------------------------------------------------
30-34 and < 575     140,069.83        3.03      8.283        0.00         539      32.81       74.25      84.04
------------------------------------------------------------------------------------------------------------------
35-39 and < 600     155,450.87        6.17      7.978        0.00         558      37.67       77.70      90.19
------------------------------------------------------------------------------------------------------------------
40-44 and < 625     174,209.86       10.20      7.829        0.00         574      42.54       79.24      82.16
------------------------------------------------------------------------------------------------------------------
45-49 and < 650     177,052.83       17.39      7.630        0.24         589      47.60       81.98      80.47
------------------------------------------------------------------------------------------------------------------
50-54 and < 675     199,979.07        6.70      7.505        0.00         593      52.06       80.50      82.06
------------------------------------------------------------------------------------------------------------------
>=55 and < 700      200,551.55        0.83      7.384        1.52         593      60.40       77.59      89.77
------------------------------------------------------------------------------------------------------------------
Other               172,905.92       54.40      6.961        1.65         662      36.99       81.93      73.56
------------------------------------------------------------------------------------------------------------------
TOTAL:              172,533.91      100.00      7.328        0.95         623      40.50       80.90      77.81
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                              % OWNER                           % STATED
DTI AND FICO        % PUD        OCC    % FULL DOC  % LTD DOC      DOC     % INT ONLY     % CA       % NY        % FL
-------------------------------------------------------------------------------------------------------------------------
20-24 and < 525         0.00      71.93       71.93       0.00       28.07        0.00      20.92       28.07       0.00
-------------------------------------------------------------------------------------------------------------------------
25-29 and < 550         8.34      94.12       49.61      10.16       40.22        7.99      31.78       12.55       5.38
-------------------------------------------------------------------------------------------------------------------------
30-34 and < 575         5.60      97.95       67.01       0.63       32.36        5.83      40.40        1.88       6.36
-------------------------------------------------------------------------------------------------------------------------
35-39 and < 600         1.76      98.31       63.87       4.05       32.08        0.75      44.59        5.12       9.32
-------------------------------------------------------------------------------------------------------------------------
40-44 and < 625         9.13      96.81       57.87       4.20       37.92        5.70      43.20        1.70      13.52
-------------------------------------------------------------------------------------------------------------------------
45-49 and < 650         7.77      97.46       62.60       3.03       34.37        6.80      44.33        5.92      12.11
-------------------------------------------------------------------------------------------------------------------------
50-54 and < 675         6.87      96.38       71.67       6.69       21.64        6.31      46.33        5.30      10.60
-------------------------------------------------------------------------------------------------------------------------
>=55 and < 700          4.96      89.73       65.29       3.05       31.66        5.27      52.97        0.00       5.63
-------------------------------------------------------------------------------------------------------------------------
Other                   8.11      90.49       45.34       4.63       50.03       15.83      46.41        9.80      10.27
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                  7.56      93.44       53.46       4.32       42.22       11.14      45.26        7.46      10.66
-------------------------------------------------------------------------------------------------------------------------

4. LIMITED STATED DOC AND FICO

--------------------------------------------------------------------------------------------------------------------
                       WTD AVG   PERCENT OF   WTD AVG
LIMITED                CURRENT     CURRENT                            WTD AVG    WTD AVG     WTD AVG
STATED DOC AND FICO    BALANCE    BALANCE      GWAC       % MI        FICO        DTI         LTV       % SFR
--------------------------------------------------------------------------------------------------------------------
500-524               193,756.17        2.08      8.599        0.00         513      41.00       71.79      83.04
--------------------------------------------------------------------------------------------------------------------
525-549               165,675.87        2.24      8.476        0.00         538      39.78       72.73      85.00
--------------------------------------------------------------------------------------------------------------------
550-574               182,555.36        3.64      7.871        0.00         562      38.90       74.64      71.31
--------------------------------------------------------------------------------------------------------------------
575-599               199,531.85        4.21      7.643        0.00         588      39.94       79.08      80.98
--------------------------------------------------------------------------------------------------------------------
600-624               196,053.04        5.50      7.368        0.00         613      39.88       79.48      85.74
--------------------------------------------------------------------------------------------------------------------
625-649               191,546.56       10.09      7.240        3.86         637      39.88       82.54      72.04
--------------------------------------------------------------------------------------------------------------------
650-674               174,455.43        6.76      6.989        1.70         662      41.15       82.88      72.80
--------------------------------------------------------------------------------------------------------------------
675-699               203,243.12        5.24      6.811        2.39         687      40.01       83.37      70.86
--------------------------------------------------------------------------------------------------------------------
700-724               200,566.42        3.13      6.761        2.46         710      40.39       82.16      64.83
--------------------------------------------------------------------------------------------------------------------
725-749               227,844.54        2.36      6.817        6.04         737      40.09       82.34      66.41
--------------------------------------------------------------------------------------------------------------------
750-774               212,320.27        1.00      6.724        1.67         760      41.67       81.58      53.18
--------------------------------------------------------------------------------------------------------------------
775-799               170,093.74        0.29      7.013        0.00         784      37.69       81.77      74.95
--------------------------------------------------------------------------------------------------------------------
Other                 158,797.58       53.46      7.344        0.16         612      40.82       81.35      80.82
--------------------------------------------------------------------------------------------------------------------
TOTAL:                172,533.91      100.00      7.328        0.95         623      40.50       80.90      77.81
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

LIMITED                          % OWNER                           % STATED
STATED DOC AND FICO    % PUD        OCC    % FULL DOC  % LTD DOC      DOC     % INT ONLY     % CA       % NY        % FL
-----------------------------------------------------------------------------------------------------------------------------
500-524                     5.81      96.02        0.00      14.84       85.16        3.15      45.93        5.96      15.47
-----------------------------------------------------------------------------------------------------------------------------
525-549                     6.38      98.10        0.00       6.91       93.09        0.00      57.55        2.97       9.21
-----------------------------------------------------------------------------------------------------------------------------
550-574                    10.73      98.30        0.00      11.18       88.82        3.50      44.62        6.89      12.11
-----------------------------------------------------------------------------------------------------------------------------
575-599                     7.00      95.17        0.00      16.78       83.22        2.00      37.06        5.21      17.43
-----------------------------------------------------------------------------------------------------------------------------
600-624                     4.29      95.33        0.00      10.07       89.93        9.77      48.50        5.94      11.91
-----------------------------------------------------------------------------------------------------------------------------
625-649                     7.40      92.71        0.00       8.42       91.58       13.56      43.94       11.23      14.46
-----------------------------------------------------------------------------------------------------------------------------
650-674                     5.26      90.90        0.00       8.62       91.38       15.90      54.88        6.16      14.07
-----------------------------------------------------------------------------------------------------------------------------
675-699                    14.04      92.02        0.00       9.98       90.02       26.44      52.16       12.94       8.97
-----------------------------------------------------------------------------------------------------------------------------
700-724                     7.67      91.17        0.00       4.37       95.63       20.72      54.27        9.66      14.19
-----------------------------------------------------------------------------------------------------------------------------
725-749                     8.17      76.46        0.00       1.57       98.43       28.13      38.63       29.82      11.98
-----------------------------------------------------------------------------------------------------------------------------
750-774                     0.00      83.15        0.00       6.28       93.72       25.95      60.71       14.55       5.67
-----------------------------------------------------------------------------------------------------------------------------
775-799                     0.00      77.84        0.00       0.00      100.00       60.74      77.84       17.93       4.23
-----------------------------------------------------------------------------------------------------------------------------
Other                       7.68      94.24      100.00       0.00        0.00        8.89      42.73        5.69       8.65
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      7.56      93.44       53.46       4.32       42.22       11.14      45.26        7.46      10.66
-----------------------------------------------------------------------------------------------------------------------------

5. IO LOANS

----------------------------------------------------------------------------------------------------------------------
                         WTD AVG   PERCENT OF
                         CURRENT     CURRENT    WTD AVG                 WTD AVG    WTD AVG     WTD AVG
IO LOANS                 BALANCE     BALANCE      GWAC       % MI        FICO        DTI         LTV       % SFR
----------------------------------------------------------------------------------------------------------------------
500-524                 174,000.00        0.07      8.602        0.00         518      40.18       75.76      31.03
----------------------------------------------------------------------------------------------------------------------
525-549                 214,650.00        0.16      7.062        0.00         540      29.84       74.17      80.08
----------------------------------------------------------------------------------------------------------------------
550-574                 195,560.00        0.18      7.481        0.00         563      36.04       76.79      50.01
----------------------------------------------------------------------------------------------------------------------
575-599                 214,182.44        0.36      6.923        0.00         592      45.93       85.70      37.05
----------------------------------------------------------------------------------------------------------------------
600-624                 282,370.29        1.59      6.904        0.00         611      42.72       82.61      70.05
----------------------------------------------------------------------------------------------------------------------
625-649                 233,639.08        2.11      6.709        0.00         637      40.54       81.74      70.27
----------------------------------------------------------------------------------------------------------------------
650-674                 219,396.51        2.27      6.585        0.87         663      41.01       84.33      77.49
----------------------------------------------------------------------------------------------------------------------
675-699                 272,698.21        2.00      6.519        0.00         686      42.55       83.47      72.23
----------------------------------------------------------------------------------------------------------------------
700-724                 280,556.56        0.95      6.452        0.00         714      41.23       79.40      50.39
----------------------------------------------------------------------------------------------------------------------
725-749                 283,933.82        0.80      6.538        0.00         739      41.87       82.97      65.75
----------------------------------------------------------------------------------------------------------------------
750-774                 279,562.00        0.32      6.780        0.00         759      42.97       82.56      65.40
----------------------------------------------------------------------------------------------------------------------
775-799                 248,378.57        0.33      6.648        0.00         786      36.98       77.77      48.95
----------------------------------------------------------------------------------------------------------------------
Other                   166,143.40       88.86      7.410        1.05         618      40.40       80.71      79.06
----------------------------------------------------------------------------------------------------------------------
TOTAL:                  172,533.91      100.00      7.328        0.95         623      40.50       80.90      77.81
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                  % OWNER                           % STATED
IO LOANS                % PUD        OCC    % FULL DOC  % LTD DOC      DOC     % INT ONLY     % CA       % NY        % FL
-----------------------------------------------------------------------------------------------------------------------------
500-524                     0.00     100.00        0.00       0.00      100.00      100.00      68.97        0.00      31.03
-----------------------------------------------------------------------------------------------------------------------------
525-549                    19.92     100.00      100.00       0.00        0.00      100.00      70.11        0.00       9.97
-----------------------------------------------------------------------------------------------------------------------------
550-574                    30.68      84.97       30.68       0.00       69.32      100.00      77.81        0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------
575-599                    36.32     100.00       76.80      12.81       10.39      100.00      58.22        0.00      41.78
-----------------------------------------------------------------------------------------------------------------------------
600-624                    18.92      94.53       66.31       2.81       30.88      100.00      76.20        2.74       5.12
-----------------------------------------------------------------------------------------------------------------------------
625-649                    12.56     100.00       35.16       0.00       64.84      100.00      44.49       24.50      14.99
-----------------------------------------------------------------------------------------------------------------------------
650-674                     9.42      97.72       52.65       0.00       47.35      100.00      50.50        8.28      14.65
-----------------------------------------------------------------------------------------------------------------------------
675-699                    16.56      95.70       30.78       4.14       65.08      100.00      59.15       20.77       7.73
-----------------------------------------------------------------------------------------------------------------------------
700-724                    13.84      96.21       31.70       0.00       68.30      100.00      68.97       17.31       4.04
-----------------------------------------------------------------------------------------------------------------------------
725-749                    11.48      95.30       17.23       0.00       82.77      100.00      65.85       27.52       0.00
-----------------------------------------------------------------------------------------------------------------------------
750-774                     0.00      89.36       17.89       0.00       82.11      100.00      43.98       38.13       7.25
-----------------------------------------------------------------------------------------------------------------------------
775-799                    15.50      86.70       46.52       0.00       53.48      100.00      55.69       30.51       0.00
-----------------------------------------------------------------------------------------------------------------------------
Other                       6.70      93.07       54.81       4.67       40.52        0.00      43.62        6.40      10.71
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      7.56      93.44       53.46       4.32       42.22       11.14      45.26        7.46      10.66
-----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.